UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 Or 15(d) of The Securities Exchange Act of 1934

September 3, 2021

Date of Report (Date of earliest event reported)

RAVEN INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

SD	001-07982	46-0246171
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

205 East 6th Street, P.O. Box 5107	Sioux Falls, SD	57117-5107
(Address of principal executive offices)		(Zip Code)

(605) 336-2750

(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1 par value	RAVN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed and reported in the Current Report on Form 8-K filed on June 21, 2021 with the U.S. Securities and Exchange Commission (the “SEC”), Raven Industries, Inc., a South Dakota corporation (the “Company” or “Raven”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of June 20, 2021, with CNH Industrial N.V., a Netherlands public limited liability company (“CNH Industrial”), and CNH Industrial South Dakota, Inc., a South Dakota corporation and wholly owned subsidiary of CNH Industrial (“Merger Subsidiary”), pursuant to which, among other things and subject to the satisfaction or waiver of specified conditions, Merger Subsidiary will merge with and into the Company (the “Merger”). As a result of the Merger, Merger Subsidiary will cease to exist, and the Company will survive as a wholly owned subsidiary of CNH Industrial.

On August 6, 2021, the Company filed with the SEC a definitive proxy statement in connection with the Merger (the “Definitive Proxy Statement”). As disclosed in the Definitive Proxy Statement, as of August 6, 2021, three purported stockholders of Raven had filed actions in the United States District Court for the Southern District of New York (the “Preliminary Proxy Complaints”), captioned Stein v. Raven Industries, Inc., et al., Case No. 1:21-cv-06215 (S.D.N.Y.), Hopkins v. Raven Industries, Inc., et al., Case No. 1:21-cv-06363 (S.D.N.Y.) and Maluga v. Raven Industries, Inc. et al., Case No. 1:21-cv-06636 (S.D.N.Y.), alleging that a preliminary version of the proxy statement filed with the SEC on July 19, 2021 (the “Preliminary Proxy Statement”) was materially incomplete, false or misleading in certain respects, thereby allegedly violating Sections 14(a) and 20(a) of the Exchange Act (15 U.S.C. § § 78n(a), 78t(a)), and SEC Rule 14a-9 (17 C.F.R. § 240.14a-9) or 17 C.F.R. § 244.100 promulgated thereunder.

Following the filing of the Definitive Proxy Statement and prior to the filing of this Current Report on Form 8-K, five additional complaints have been filed as individual actions in United States District Courts and one complaint has been filed in South Dakota state court (the “Definitive Proxy Complaints” and, collectively, with the Preliminary Proxy Complaints, the “Complaints”). The Complaints are filed as individual actions against the Company and its directors. The state court Complaint also asserts its claims against CNH Industrial and the Merger Subsidiary. Two Definitive Proxy Complaints have been filed in the United States District Court for the Southern District of New York and are captioned Chaney v. Raven Industries, Inc., et al., Case No. 1:21-cv-06953 and Cohen v. Raven Industries, Inc., et al., Case No. 1:21-cv-07383. Two of the Definitive Proxy Complaints have been filed in the United States District Court for the District of Colorado and are captioned Taylor v. Raven Industries, Inc., et al., Case No. 1:21-cv-02321 and Reinhardt v. Raven Industries, Inc., et al., Case No. 1:21-cv-02323. One Definitive Proxy Complaint has been filed in the United States District Court for the Eastern District of Pennsylvania and is captioned Ciccotelli v. Raven Industries, Inc., et al., Case No. 2:21-cv-03874. One Definitive Proxy Complaint was filed in the Circuit Court for the Second Judicial District of the State of South Dakota, Minnehaha County, and is captioned Garfield v. Andriga, et al., Case No. 49CIV21-002169.

The Complaints generally allege that the Preliminary Proxy Statement or the Definitive Proxy Statement, as applicable, failed to disclose material information in connection with the Merger and that, as a result, the Preliminary Proxy Statement or Definitive Proxy Statement, as applicable, is materially misleading in violation of Section 14(a) and Section 20(a) of the Exchange Act or Section 20-10-1 and Section 20-10-2 of the South Dakota Codified Laws. The state court Complaint asserts additional claims for breach of fiduciary duties and misrepresentation under South Dakota statutory and common law. The Complaints seek, among other things, to enjoin the Company from consummating the Merger or, in the alternative, rescission of the Merger or damages. Additional lawsuits arising out of the Merger may also be filed in the future.

The Company believes that the claims asserted in the Complaints are without merit and that no supplemental disclosure is required under applicable law. However, in order to avoid the risk of the above captioned actions delaying or adversely affecting the Merger, to alleviate the costs, risks and uncertainties inherent in litigation, to provide additional information to its stockholders, and without admitting any liability or wrongdoing, the Company has determined voluntarily to supplement the Definitive Proxy Statement as described in this supplemental disclosure. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein.

These supplemental disclosures will not affect the merger consideration to be paid to stockholders of the Company in connection with the Merger or the timing of the special meeting of the Company’s stockholders, which will be held virtually via the Internet at 9:00 a.m. Central Time on September 15, 2021.

Supplemental Disclosures

The additional disclosures herein supplement the disclosures contained in, and should be read in conjunction with, the Definitive Proxy Statement, which should be read in its entirety. To the extent that information in this supplemental disclosure differs from, or updates information contained in, the Definitive Proxy Statement, the information in this supplemental disclosure shall supersede or supplement the information in the Definitive Proxy Statement. Capitalized terms used herein, but not otherwise defined, shall have the meanings ascribed to such terms in the Definitive Proxy Statement.

The section of the Definitive Proxy Statement entitled “The Merger (Proposal 1) – Background of the Merger” is amended and supplemented as follows:

The eighth paragraph on page 28 of the proxy statement is hereby revised as follows:

“On April 12, 2021, at the direction of the Company, J.P. Morgan and members of the Company’s management contacted six strategic parties, including CNH Industrial, to assess their level of interest in pursuing a potential strategic transaction with the Company. Of those six parties, two parties executed confidentiality agreements with the Company on April 16, 2021, and one party executed a mutual confidentiality agreement with the Company on April 19, 2021. All of the confidentiality agreements contained a customary standstill provision. The Company and CNH Industrial also amended the Confidentiality Agreement on April 15, 2021 to add a conflicts waiver with respect to the Company’s outside legal counsel.”

The sixth paragraph on page 30 of the proxy statement is hereby revised to add the following sentence at the end:

“The Board also reviewed with representatives of Davis Polk disclosures made by J.P. Morgan regarding J.P. Morgan’s material investment banking and other relationships (or absence thereof) during the prior two-year period with the Company, CNH Industrial, Bidder 1, Bidder 2 and Exor N.V.”

The section of the Definitive Proxy Statement entitled “The Merger (Proposal 1) – Opinion of Raven’s Financial Advisor” is amended and supplemented as follows:

The second paragraph under the sub-heading “Public Trading Multiples Analysis,” on page 36 of the proxy statement, and the list of selected companies immediately following such paragraph are hereby deleted and the first sentence of the first paragraph on page 37, under the sub-heading “Public Trading Multiples Analysis” of the proxy statement is hereby revised as follows:

“The companies selected by J.P. Morgan (collectively, the “Selected Companies”) were chosen because they are publicly traded companies with operations and businesses that, for the purposes of J.P. Morgan’s analysis, may be considered sufficiently similar in certain respects to those of Raven and/or one or more of its businesses.”

The second paragraph on page 37, under the sub-heading “Public Trading Multiples Analysis” of the proxy statement is hereby supplemented by adding the following as the last sentence of such paragraph and the following table below such paragraph:

“The below table summarizes the companies, the metric and the multiples employed in J.P. Morgan’s analysis.”

Applied Technology	FV/2023E EBITDA
Deere & Company	16.7x
Corteva, Inc.	11.3x
Garmin Ltd.	18.9x
CNH Industrial N.V.	6.7x
Trimble Inc.	22.5x
FMC Corporation	11.8x

AGCO Corporation	7.8x
Engineered Films
Amcor plc	10.9x
Celanese Corporation	9.4x
Berry Global Group, Inc.	7.6x
Avient Corporation	9.3x
Aerostar
Raytheon Technologies Corporation	11.7x
Lockheed Martin Corporation	10.9x
Northrop Grumman Corporation	13.7x
L3Harris Technologies, Inc.	12.5x

Autonomy	FV/2023 Revenue
Tesla, Inc.	10.4x
NIO Inc.	8.1x
Li Auto Inc.	7.3x
XPENG Inc.	4.3x
Arrival Luxembourg SARL	8.2x
Luminar Technologies, Inc.	N/M
Nikola Corporation	23.2x
Velodyne Lidar, Inc.	10.8x
Hyliion Holdings Corp.	4.6x

The second paragraph under the sub-heading “Discounted Cash Flow Analysis,” on page 38 of the proxy statement, is hereby revised as follows:

“J.P. Morgan calculated the unlevered free cash flows that Raven, excluding Raven’s Autonomy business, is expected to generate from April 30, 2021 through January 31, 2031, using the Projections. The unlevered free cash flows for Raven for the fiscal years 2022 (in the case of 2022, the portion thereof commencing April 30, 2021) through 2031 were calculated at the direction of Raven based on the Raven management forecasts for such calendar years and were reviewed and approved by Raven management for use by J.P. Morgan in connection with its financial analyses and in rendering its fairness opinion. Unlevered free cash flow was calculated as EBITDA, less taxes, less capital expenditures, less change in net working capital. J.P. Morgan also calculated a range of terminal values for Raven (excluding Autonomy) by applying a range of terminal growth rates, as provided by Raven management, ranging from 1.5% to 2.5% to the unlevered free cash flows. The unlevered free cash flows and the range of terminal values were then discounted to present values as of April 30, 2021 using a range of discount rates from 9.25% to 10.25%, which range was chosen by J.P. Morgan based on an analysis of the weighted average cost of capital of Raven. As inputs to the weighted average cost of capital, J.P. Morgan took into account, among other things, risk-free rate, equity risk premium, levered beta, pre-tax cost of debt, post-tax cost of debt, and target debt to total capitalization ratio. J.P. Morgan then aggregated the range of present values derived above to derive a range of illustrative enterprise values for Raven (excluding Autonomy).”

The first paragraph on page 39, under the sub-heading “Discounted Cash Flow Analysis” of the proxy statement, is hereby revised as follows:

“In addition, using the Projections, J.P. Morgan calculated the unlevered free cash flows that Raven’s Autonomy business is expected to generate from April 30, 2021 through January 31, 2031. The unlevered free cash flows for Raven for the fiscal years 2022 (in the case of 2022, the portion thereof commencing April 30, 2021) through 2031 were calculated at the direction of Raven based on the Raven management forecasts for such calendar years and were reviewed and approved by Raven management for use by J.P. Morgan in connection with its financial analyses and in rendering its fairness opinion. Unlevered free cash flow was calculated as EBITDA, less taxes, less capital expenditures, less change in net working capital. J.P. Morgan also calculated a range of terminal values for Raven’s Autonomy business by applying a range of terminal growth rates, as provided by Raven management, ranging from 2.5% to 3.5% to the unlevered free cash flows. The unlevered free cash flows and the range of terminal values were then discounted to present values as of April 30, 2021 using a range of discount rates ranging from 16.00% to 17.00%, which range was chosen by J.P. Morgan based on an analysis of the weighted average cost of capital for Raven’s Autonomy business, using the same inputs described in the immediately preceding paragraph. J.P. Morgan then aggregated the range of present values derived above to derive a range of illustrative enterprise values for Raven’s Autonomy business.”

The second paragraph on page 39, under the sub-heading “Discounted Cash Flow Analysis” of the proxy statement, is hereby revised as follows:

“J.P. Morgan then (i) added the range of illustrative enterprise values for Raven businesses to derive a range of illustrative aggregate enterprise values for Raven, (ii) subtracted from the range of illustrative enterprise values the amount of Raven’s net debt of approximately $15 million as of April 30, 2021 as provided by Raven management to derive a range of illustrative equity values for Raven, and (iii) divided the illustrative aggregate equity value range by the number of fully diluted shares outstanding (approximately 37 million shares) as provided by Raven management to arrive at an implied share price range. This analysis indicated the following approximate implied per share equity value reference range for Raven common stock, rounded to the nearest $0.25, which was compared to (i) the closing price of Raven common stock on June 18, 2021 of $38.62 and (ii) the Merger Consideration of $58.00 per share of Raven common stock.”

The second, third and fourth sentences of the first paragraph under the sub-heading “Discounted Cash Flow Sum-of-the-Parts Analysis,” on page 39 of the proxy statement, is hereby revised as follows:

“The unlevered free cash flows for Raven for the fiscal years 2022 (in the case of 2022, the portion thereof commencing April 30, 2021) through 2031 were calculated at the direction of Raven based on the Raven management forecasts for such calendar years and were reviewed and approved by Raven management for use by J.P. Morgan in connection with its financial analyses and in rendering its fairness opinion. Unlevered free cash flow was calculated as EBITDA, less taxes, less capital expenditures, less change in net working capital. J.P. Morgan also calculated terminal values for each Raven business by applying a range of terminal growth rates, as provided by Raven management, ranging from 1.5% to 2.5% for each business (other than Autonomy) and 2.5% to 3.5% for Raven’s Autonomy business. The unlevered free cash flows and terminal values for each business were discounted to present value as of April 30, 2021, based on a range of discount rates chosen for each business by J.P. Morgan based on an analysis of the weighted average cost of capital of Raven for such business. As inputs to the weighted average cost of capital, J.P. Morgan took into account, among other things, risk-free rate, equity risk premium, levered beta, pre-tax cost of debt, post-tax cost of debt, and target debt to total capitalization ratio. J.P. Morgan then (i) aggregated the ranges of implied values for each business to derive an implied total firm value range, (ii) subtracted net debt of approximately $15 million as of April 30, 2021 as provided by Raven management to arrive at an implied total equity value range and (iii) divided the implied total equity value range by the number of fully diluted shares outstanding (approximately 37 million shares) as provided by Raven management to arrive at an implied share price range.”

Important Information For Investors And Shareholders

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed transaction between the Company and CNH Industrial. In connection with the proposed Merger, the Company filed a definitive proxy statement on Schedule 14A and a form of proxy with the Securities and Exchange Commission (the “SEC”) on August 6, 2021 and will file or furnish other relevant materials with the SEC. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. This communication is not a substitute for the definitive proxy statement or any other document that may be filed by the Company with the SEC. The definitive proxy statement filed on August 6, 2021 was first mailed on August 9, 2021. Investors and security holders are able to obtain free copies of the definitive proxy statement and other documents filed with the SEC by the Company through the website maintained by the SEC at http://www.sec.gov. In addition, copies of the documents filed with the SEC by the Company are available free of charge on the

Company’s internet website at https://investors.ravenind.com or by contacting the Company’s primary investor relation’s contact by email at Margaret Carmody or by phone at Margaret.Carmody@ravenind.com.

Participants in Solicitation

The Company, CNH Industrial, their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in the Company’s definitive proxy statement on Schedule 14A with respect to the proposed Merger, as filed with the SEC on August 6, 2021, its Annual Report on Form 10-K for the fiscal year ended January 31, 2021, which was filed with the SEC on March 24, 2021, its proxy statement for its 2021 annual meeting of shareholders, which was filed with the SEC on April 9, 2021, certain of its Quarterly Reports on Form 10-Q and certain of its Current Reports filed on Form 8-K. These documents can be obtained free of charge from the sources indicated above.

Forward Looking Statements

Certain statements contained in this communication are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the expectations, beliefs, intentions or strategies regarding the future, not past or historical events. Without limiting the foregoing, the words "anticipates," "believes," "expects," "intends," "may," "plans," "should," "estimate," "would," "will," "predict," "project," "potential," and similar expressions are intended to identify forward-looking statements. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. The Company intends that all forward-looking statements be subject to the safe harbor provisions of the Private Securities Litigation Reform Act. Although the Company believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions when made, there is no assurance that such assumptions are correct or that these expectations will be achieved. Assumptions involve important risks and uncertainties that could significantly affect results in the future. These risks and uncertainties include, but are not limited to, failure to obtain the required vote of the Company’s shareholders; the timing to consummate the proposed transaction; the risk that a condition of closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction might otherwise not occur; the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the diversion of management time on transaction-related issues; risks related to disruption of management time from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of the Company; and the risk that the proposed transaction and its announcement could have an adverse effect on the Company’s ability to retain customers and retain and hire key personnel and maintain relationships with its suppliers and customers; as well as risk factors listed from time to time in the Company’s filings with the SEC. The Company cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The Company disclaims any obligation subsequently to revise any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RAVEN INDUSTRIES, INC.

By:	/s/ Lee A. Magnuson
Lee A. Magnuson
General Counsel & Vice President, Corporate Secretary

Dated: September 3, 2021